Exhibit 10.8

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the 14th day of September, 2006, between Gabriel Technologies Corporation, a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber”).

RECITALS

WHEREAS, the Company obtained financing from Subscriber pursuant to (i) that certain promissory note dated May 11, 2006, in the original principal sum of $100,000, bearing an interest rate of 9% per year (the “Note”); and

WHEREAS, as of the date hereof, the outstanding principal balance of the Note, combined, together with accrued interest was $103,131.57; and

WHEREAS, Subscriber desires to surrender and cancel the Notes, to be marked “paid-in-full” in consideration of the issuance by the Company of an aggregate of 103,131 shares (the “Shares” or the “Securities”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) (the “Private Sale”).

NOW THEREFORE, for and in consideration of the mutual representations and covenants herein, the parties hereby agree as follows:

1. Subscription for Shares

Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and irrevocably agrees to accept from the Company the number of Shares set forth on the signature page hereof, and the Company agrees to delivers such Shares to Subscriber, in consideration of cancellation of the Note. The certificates evidencing the Shares received by the Subscriber in consideration of the cancellation of the Notes will be delivered by the Company to the Subscriber as soon as practicable upon receipt of the original Note from Subscriber.

2. Representations by Subscriber

Subscriber understands and agrees that the Company is relying and may rely upon the following representations, warranties, and agreements made by Subscriber in entering into this Agreement:

2.1 Subscriber recognizes that the investment in the Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment, in that (a) it may not be possible to liquidate the investment in the event of emergency; (b) transferability is extremely limited; and (c) in the event of a disposition, a complete loss of investment could occur.

2.2 Subscriber acknowledges that he (a) is competent to understand and does understand the nature of the investment, and (b) is able to bear the economic risk of the investment.

2.3 Subscriber represents that he is an accredited investor as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”).

2.4 Subscriber acknowledges that he has significant prior investment experience, including investment in nonlisted and nonregistered securities, and that he has read all of the documents furnished or made available by the Company to evaluate the merits and risks of the investment, recognizes the highly speculative nature of this investment, and is able to bear the economic risk hereby assumed.

2.5. Subscriber represents that all information regarding the Company which was requested or desired has been furnished; that all other documents which could be reasonably provided have been made available for inspection and review; and that the Subscriber has been afforded the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Private Sale and any additional information which has been requested.

2.6 Subscriber hereby acknowledges that this Private Sale of Securities has not been registered with the SEC because it is intended to be a private sale pursuant to Section 4(2) of the Act.

2.7 Subscriber represents that the Securities are being purchased for his or her own account, for investment, and not for distribution or resale to others. Subscriber agrees that he will not sell, transfer, or otherwise dispose of the Securities or any portion thereof unless they are registered under the Act or unless an exemption from such registration is available.

2.8 Subscriber may, with the Company’s written consent, transfer the Securities if such request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer of the Securities results in a violation of the Act or any applicable state “blue sky” laws (collectively, the “Securities Laws”). Subscriber agrees to hold the Company, its officer and directors, and their respective heirs, representatives, successors, and assigns harmless and to indemnify them against all liabilities, costs, and expenses (including attorneys’ fees) incurred by them as a result of any sale or distribution of the Securities by Subscriber in violation of any Securities Laws or any misrepresentation herein.

2.9 Subscriber consents to the placement of a legend on the certificates evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

3. Representations by the Company

The Company represents and warrants to Subscriber as follows:

3.1. The Company is a corporation duly organized, existing, and in good standing under the laws of Delaware and has the corporate power to conduct its business.

3.2. The execution, delivery, and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

3.3. The Securities have been duly and validly authorized and the Shares will be duly and validly authorized and issued, fully paid, and non-assessable.

4. Investment Restrictions

4.1 Subscriber acknowledges that there is a very limited public market for the Shares. Subscriber understands that, absent registration under the Act, the Securities generally may only be publicly sold pursuant to Rule 144 (the “Rule”) promulgated under the Act. The Rule permits, subject to all of its terms and conditions, the public resale (in limited amounts) of securities acquired in nonpublic offerings without having to satisfy the registration requirements of the Act. Accordingly, Subscriber recognizes that, notwithstanding the existence of a public market for the Shares, he may not be able to take advantage of the resale provisions of the Rule and may be unable to publicly offer or sell any of the Securities.

4.2 Underwriting Requirements. In connection with any underwritten public offering, the Company shall not be required to include any of the Securities subscribed for hereunder in such underwriting unless the Subscriber accepts the terms of the underwriting as agreed upon between the Company and the underwriters for the offering (which underwriters shall be selected by the Company).

5. Notices to Subscriber

5.1 THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT AND ARE BEING OFFERED AND SOLD IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

5.2 The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom.

6. Miscellaneous

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, overnight mail or courier, or telecopier, addressed to the Company at 4538 S. 140th Street, Omaha, Nebraska, 68137, and to each Subscriber at the address indicated on the signature page hereof. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors, and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements, and understandings of any and every nature between them. Subscriber acknowledges and agrees that the Company is making no representations in connection with the purchase and sale of the Securities except as expressly set forth herein.

6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of Delaware applicable to agreements to be performed wholly within Delaware, without regard to its conflicts of laws provisions.

6.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

Subscriber:

/s/ Harold Johnson
Harold Johnson
Number of Shares:   103,131
Address:

4